Exhibit 99.3

SUPPLEMENTAL INFORMATION REGARDING THE PROPOSED BUSINESS COMBINATION

September 8, 2026

On September 8, 2026, HGP Intelligent Energy, LLC (“HGP”) whose digital twin software and variable-speed reactor coolant pumps are designed to give nuclear reactors the ability to follow load in real time, and Meshflow Acquisition Corp. (Nasdaq: MESH), a publicly traded special purpose acquisition company, announced that they had entered into a definitive business combination agreement (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transaction.” Under the terms of the Business Combination Agreement, HGP and Meshflow will combine under a newly formed Delaware holding company which, upon completion of the Transaction, will become the publicly traded parent of the combined business (the “Combined Company”). HGP expects the available cash proceeds from the Transaction, after giving effect to redemptions by Meshflow shareholders and the payment of transaction expenses, to be used, among other things, to commercialize its load-following technology for nuclear power plants, pairing digital twin software with variable-speed reactor coolant pumps so a reactor can track the real-time power swings of the grid or of islanded large loads.

This document has been jointly prepared by HGP and Meshflow and provides supplemental background regarding HGP’s business, addressable market, and certain aspects of the proposed Transaction. It should be read together with the joint press release issued by HGP and Meshflow on September 8, 2026 and the other important information described under “Additional Information About the Proposed Transaction and Where to Find It” below. This document does not purport to contain all information concerning HGP, Meshflow, the Combined Company, or the proposed Transaction.

The Load Following Problem

Artificial intelligence data centers generally do not draw power at a constant rate. Training and inference workloads can swing sharply and quickly, and the grids those facilities connect to are absorbing the same volatility from the demand side while adding intermittent solar and wind on the supply side. The result is a growing need for generation that can move with load rather than run flat.

Nuclear plants have historically not done that. A conventional pressurized water reactor changes power by moving control rods, which introduces wear, consumes operating margin, and is generally reserved for planned maneuvers rather than continuous response. As a result, most reactors operating today, and most small modular and advanced designs announced to date, cannot follow load while islanded from the grid. For a data center operator, that means the reactor cannot be the sole source of power for the site without either shedding load or leaning on a grid connection.

The economic consequence is concentrated in unserved load. For an artificial intelligence data center, the value of lost load is commonly estimated in the range of $10,000 to more than $100,000 per megawatt-hour, which makes the ability to ride through a demand swing without tripping protections a significant commercial feature rather than a technical nicety.

The Solution: HGP’s Control Layer: Digital Twin and Variable-Speed Pumps

HGP’s response is a control layer that pairs software with hardware. NthSim, the Company’s digital twin, maintains a continuously updated model of the reactor’s actual state. It is designed to produce a real-time, spatially resolved estimate of thermal margin across the core, refreshed roughly ten times per second, by combining a physics-based subchannel analysis engine, online state estimation calibrated against plant sensors, and a machine learning module trained on high-fidelity computational fluid dynamics results. Based on this model, NthSim calculates the fastest power change the reactor can safely make at that moment, and it runs look-ahead simulations of plant transients, which allows operators to see margin predictively rather than after the fact.

HGP’s hardware solution is a variable-frequency-drive reactor coolant pump, which allows the primary coolant loop to run continuously at variable speed. Conventional practice runs reactor coolant pumps at full speed to preserve bounding-case margin, which makes the coolant pumps one of the largest parasitic loads in the plant. Because the digital twin estimates actual margin in real time, pump speed can be varied within a bounded authority, and reactor power follows coolant flow.

The operating consequence of this technology is that the reactor follows load through flow rather than through control rod movement. Control rods stay parked, demand swings are designed to be absorbed by the pumps, the plant eases to a new operating point without tripping protections, and the site can run as an island on its own generation. Less of the plant’s safety margin would be spent on daily load-following, and more of it would stay available as margin.

A Large and Growing Addressable Market

Because the control layer works on the reactor’s coolant flow and instrumentation rather than on its core design, HGP intends to sell it across the industry rather than only into its own projects. HGP has designed the system for three delivery paths: new-build hardware for plants under construction, a retrofit package for the operating pressurized water fleet, and a factory-integrated package for modular reactors built in a shop rather than on site. HGP’s review of published third-party design documentation indicates that the substantial majority of reactor designs now operating or announced, across large pressurized water reactors, small modular reactors, and microreactors, cannot perform islanded load-following as shipped, but could do so with HGP’s control layer.

The potential installed and announced base is large. More than 600 reactors are operating or under construction worldwide, and industry forecasts point to roughly 48 gigawatts of additional nuclear demand over the next decade. Revenue to the combined company is expected to come from one-time hardware and installation sales followed by a recurring tail of passive flow hardware, spares, and services, together with licensing of the digital twin and its dispatch optimization and power uprate applications.

Intellectual Property and Federal Validation

HGP’s patent pending portfolio spans variable-speed reactor coolant pump architecture and metallurgy, thermal hydraulic safety margin and pump-speed control, variable-primary-flow load-following with control rods parked, retrofit and operating-experience packages for the existing fleet, pump and dispatch architecture for modular reactor fleets, load-following control for pump-less microreactor designs, predictive control of magnetic-drive sodium coolant pumps, and digital twin monitoring, predictive control, and construction-to-operations handoff.

HGP is working with Argonne National Laboratory on the development and validation of both the digital twin and the variable-speed reactor coolant pump, under which both technologies are expected to be verified and validated with Department of Energy national laboratory support. HGP is also a member of the AI for Nuclear Energy Consortium formed under Project Prometheus, a national laboratory-led initiative selected under the Department of Energy’s Genesis Mission, whose objective is to use artificial intelligence to cut nuclear deployment timelines in half and materially reduce operating costs.

The Integrated Naval Nuclear Energy Campus

Alongside the control layer, HGP is developing the Integrated Naval Nuclear Energy Campus, which would repurpose proven United States naval reactor technology for civilian power generation on federal sites made available for co-located data centers. Because the reactor lineage already exists and has an extensive operating record, HGP expects to pursue this path under the Department of Energy’s existing statutory authority rather than through a commercial licensing process, which is the basis for its view that the campus can deliver power on a materially shorter schedule than a new-build small modular reactor. Campuses are expected to be sized in the range of roughly 500 megawatts to one gigawatt, would serve islanded load with optional grid connection, and would be contracted under long-term power agreements with data center and industrial hosts, supplemented by capacity payments, storage revenue, and isotope production. HGP is in discussion with leading hyperscale operators regarding power agreements and holds established relationships with engineering, procurement, and construction partners for the build-out.

Leadership

Gregory Forero, HGP’s Founder and Chief Executive Officer, has spent his career on the operating side of the power business. He owned and operated HGP Storage, which developed a first-of-a-kind battery energy storage project in ERCOT, and he previously served as a Vice President at Constellation, as an energy derivatives director at UBS, and as an ERCOT portfolio manager at TXU Energy. Across those roles he has managed more than 22 gigawatts of generation assets. The broader team and founder group bring decades of experience across power generation, commodities, land development, transmission, engineering, finance, trading, and risk management.

HGP has appointed Jeffrey Frase to its board of directors. Frase spent 17 years at Goldman Sachs, rising to Managing Director for global crude oil and derivatives, and went on to lead global oil trading at Lehman Brothers and then at JPMorgan. He later served as co-Chief Executive Officer and a director of Noble Group, one of the world’s largest listed commodities firms. He holds a BS in finance from Lehigh University. Having led global energy businesses through several market cycles, Frase adds commercial and capital markets perspective to the board as HGP moves toward commercial operations.

Management Commentary

Gregory Forero, Founder and Chief Executive Officer of HGP Intelligent Energy, said: “The constraint on powering artificial intelligence with nuclear energy is not how much electricity a reactor makes, it is how quickly the reactor can change what it makes. Our digital twin knows the reactor’s real margin ten times a second, and our pumps turn that knowledge into flow, so the plant moves with the load instead of asking the customer to hold still. That capability can be added to reactors that already exist and to the designs being built now, which is why we think of it as a control layer for the industry rather than a feature of one plant. Becoming a public company funds the qualification and manufacturing work that gets it into service. We are excited to partner with Meshflow due to their experience in building the first digital market for uranium and their deep understanding of the nuclear energy space.”

Bartosz Lipinski, Chairman and Chief Executive Officer of Meshflow Acquisition Corp., said: “At Meshflow, we wanted to invest in American critical infrastructure. With AI driving a generational increase in demand for reliable power, we believe nuclear power will be essential to meeting that demand. HGP is focused on a critical part of that opportunity: technology that can make both existing and next-generation nuclear reactors more flexible and valuable to the grid. We believe this transaction gives HGP the resources to commercialize its technology at scale and gives Meshflow shareholders exposure to a key enabling layer of America’s AI-driven energy build-out.”

Additional Transaction Information

HGP’s existing management team will continue to lead the combined company following closing. All HGP equity holders will roll 100 percent of their holdings into the combined company. HGP’s management team, HGP’s principal equity holders, Meshflow’s sponsor, and certain affiliates of Meshflow’s sponsor have committed to customary lock-ups.

The Transaction was unanimously approved by the board of managers of HGP and the board of directors of Meshflow. Completion of the Transaction is anticipated as early as the end of the year, subject to approval by Meshflow’s shareholders, approval by HGP’s equity holders, the effectiveness of the registration statement described below, expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, approval of the combined company’s common stock for listing on Nasdaq, satisfaction of a minimum cash condition, other regulatory approvals, and other customary closing conditions.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed business combination, Leyte Parent, Inc., a subsidiary of Meshflow (“Pubco”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Meshflow and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective by the SEC, Meshflow will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of a record date to be established for voting at the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Meshflow and Pubco may also file other documents with the SEC regarding the Business Combination. Meshflow’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Meshflow, HGP, Pubco and the Business Combination. Shareholders may obtain copies of the Registration Statement, including the preliminary or definitive proxy statement/prospectus contained therein, and the other documents filed or that will be filed by Meshflow and Pubco with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov.

NEITHER THE TRANSACTION NOR ANY INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this communication which are not statements of historical fact are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements may be identified by terms such as “allow,” “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “possible,” “seek,” “future,” “propose,” “continue,” “can,” “designed to,” “enable,” “extend,” “intend,” “might,” “opportunity,” “outlook,” “position,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negative or variation of these terms or similar terminology, although the absence of these terms does not mean that a statement is not forward-looking.

Forward-looking statements in this communication include, but are not limited to, statements regarding the following: the potential impact of the Transaction on HGP and the combined company, including allowing HGP to commercialize its load-following technology; the anticipated benefits, structure, valuation, proceeds, financing, terms, and timing of the Transaction; the listing of Pubco’s securities on a national securities exchange; the expected performance and capabilities of HGP’s digital twin and variable-speed reactor coolant pump technology and its applicability to operating and announced reactor designs; the ability of HGP’s control layer to enable islanded load-following for nuclear reactors; the design, development, and commercialization of HGP’s products and technology and the anticipated features, benefits, and timing thereof; HGP’s patent pending portfolio and research relationships; HGP’s addressable market, industry trends, expected revenue sources; the development, siting, licensing, timing, and economics of the Integrated Naval Nuclear Energy Campus; the anticipated use of proceeds from the Transaction; expected demand for firm carbon-free electricity from data centers and other customers; competition; estimated implied pro forma enterprise value and cash position of the public company post-closing; and Meshflow and HGP’s ability to consummate the Transaction. Statements regarding Meshflow’s, HGP’s, or the combined company’s expectations, plans, or future financial performance are also forward-looking statements.

These forward-looking statements are subject to risks and uncertainties, some of which are beyond Meshflow’s or HGP’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) events or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the initiation or outcome of legal proceedings that may be instituted against Meshflow, Pubco, HGP or others following the Transaction announcement; (3) the amount of redemptions by Meshflow public shareholders and the inability to complete the Transaction due to the failure to obtain required shareholder, regulatory, or other approvals or satisfy other closing conditions, including the minimum cash condition, required financing, HSR and other antitrust clearances, and stock exchange listing approval; (4) changes to the Transaction structure required by law, regulation, or as a regulatory approval condition; (5) maintaining stock exchange listing compliance post-closing; (6) the impact of the Transaction or the announcement thereof on HGP’s business or the stock price of Meshflow’s securities; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by HGP’s ability to manage growth, maintain commercial and customer relationships, and retain key personnel; (8) Transaction-related costs; (9) changes in applicable laws, government policies, or regulations; (10) technological change or competition; (11) HGP’s or the combined company’s financial performance and liquidity position; (12) HGP’s strategies; (13) demand for and market acceptance of HGP’s products, technology, and services; (14) general economic, market, and political conditions; (15) the ability to obtain financing to complete the Transaction or fund the combined company’s operations; (16) the availability of capital required to develop HGP’s technology and execute its business strategies; (17) the ability to complete qualification, testing, and manufacturing of the variable-speed reactor coolant pump and validate the digital twin on the expected schedule; (18) reactor owners’, operators’, and developers’ willingness to adopt or retrofit HGP’s control layer and timing of required regulatory approvals; (19) the timing and outcome of licensing, permitting, and site selection processes for the Integrated Naval Nuclear Energy Campus; (20) the availability and cost of nuclear fuel, long-lead components, fabrication capacity, and qualified workforce; (21) HGP’s ability to secure interconnection and long-term offtake agreements; (22) risks related to intellectual property and the ability to obtain required regulatory approvals in connection with future products and technology; (23) federal programs and research relationships; and (24) assumptions underlying the foregoing.

You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of Meshflow’s SEC filings, the Registration Statement to be filed by Pubco, and other documents filed by Meshflow and Pubco from time to time with the SEC. The risks identified in these filings, as well as additional risks presently unknown or currently believed to be immaterial, could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements do not constitute a guarantee or prediction as to actual results. Undue reliance should not be placed upon the forward-looking statements. Forward-looking statements reflect Meshflow’s and HGP’s assumptions, estimates, expectations, and plans as of the date of this communication. Each of Meshflow, HGP, and Pubco assume no obligation and do not intend to update these forward-looking statements, whether as a result of new information or otherwise, except as required by law.

Participants in the Solicitation

Meshflow, HGP, Pubco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Meshflow’s shareholders in connection with the Transactions. A list of the names of the directors, executive officers, other members of management and employees of Meshflow and HGP, as well as information regarding their interests in the Transactions, will be contained in the Registration Statement to be filed with the SEC by Pubco. You can also find more information about Meshflow’s directors and executive officers in Meshflow’s Annual Report on Form 10-K for the period ended December 31, 2025, filed with the SEC on March 17, 2026. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Meshflow, HGP or Pubco or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.